UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2026

SOUTHSTATE BANK CORPORATION

(Exact name of registrant as specified in its charter)

Florida (State or Other Jurisdiction of Incorporation)	001-12669 (Commission File Number)	39-3424417 IRS Employer Identification No.)

1101 First Street South, Suite 202 Winter Haven, FL (Address of principal executive offices)	33880 (Zip Code)

(863) 293-4710

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $2.50 per share	SSB	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

7
ITEM 5.07	Submission of Matters to a Vote of Security Holders.

SouthState Bank Corporation (the “Company”) held its annual meeting of shareholders on April 15, 2026 (the “Annual Meeting”).  Proxies for the Annual Meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, and there was no solicitation in opposition to management’s solicitations. A total of 98,267,342 shares of the Company’s common stock were entitled to vote as of February 14, 2026, the record date for the Annual Meeting. There were 89,112,621 shares present in person or by proxy at the Annual Meeting, at which the shareholders were asked to vote on three proposals. Set forth below are the matters acted upon by the shareholders at the Annual Meeting, and the final voting results of each such proposal.

Proposal No. 1: Election of Directors. The following directors were elected to serve until the annual meeting of shareholders in 2027 or until their successors are duly designated and qualified. Each nominee was an incumbent director, no other person was nominated, and each nominee was elected. The number of votes cast was approximately as follows:

Nominees for Director	Votes For	Votes Withheld/Abstained	Broker Non-Votes
David R. Brooks	79,610,359	804,131	8,698,131
Ronald M. Cofield, Sr.	79,443,816	970,674	8,698,131
Shantella E. Cooper	79,449,481	965,009	8,698,131
John C. Corbett	78,773,685	1,640,805	8,698,131
Martin B. Davis	79,473,362	941,128	8,698,131
Janet P. Froetscher	79,800,407	614,083	8,698,131
Merriann Metz	78,089,016	2,325,474	8,698,131
G. Ruffner Page, Jr.	77,050,363	3,364,127	8,698,131
William Knox Pou, Jr.	77,820,550	2,593,940	8,698,131
James W. Roquemore	79,502,585	911,905	8,698,131
David G. Salyers	79,490,749	923,741	8,698,131
Ben E. Sasse	79,563,944	850,546	8,698,131
G. Stacy Smith	79,497,751	916,739	8,698,131
Joshua A. Snively	79,497,550	916,940	8,698,131

Proposal No. 2: Compensation of Named Executive Officers. The shareholders voted to approve the non-binding advisory proposal on the compensation of the Company’s Named Executive Officers, as disclosed in the proxy statement. The results of the vote were as follows:

Voting For	76,476,826
Voting Against	3,844,185
Abstain from Voting	93,479
Non-Votes	8,698,131
89,112,621

Proposal No. 3: Appointment of Independent Registered Public Accounting Firm. The shareholders voted to ratify, as an advisory, non-binding vote, the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The results of the vote were as follows:

Voting For	88,261,917
Voting Against	785,208
Abstain from Voting	65,496
Non-Votes	—
89,112,621

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHSTATE BANK CORPORATION
(Registrant)

By:	/s/ William E. Matthews, V
William E. Matthews, V
Senior Executive Vice President and
Chief Financial Officer

Dated: April 15, 2026

4